Exhibit 99.1

Investor Day 2008 New York May 29th, 2008 J. Mario Molina, MD President & Chief Executive Officer Molina Healthcare, Inc.

Cautionary Statement Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains numerous "forward- looking statements," including statements that refer to earnings guidance, projections, and anticipated future operations and business strategies. All of our forward-looking statements are subject to numerous risks, uncertainties, and other factors that could cause our actual results to differ materially. Investors should refer to Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2007, and to Part II, Item 1A of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, for a discussion of certain risk factors which could materially affect our business, financial condition, or future results. These reports have been filed with the Securities and Exchange Commission and are available for viewing on its website at www.sec.gov. Given these risks and uncertainties, we can give no assurances that any projected financial results or events contemplated by our forward-looking statements will in fact occur, and we caution investors not to place undue reliance on these statements. Unless otherwise indicated, all forward-looking statements represent our judgment as of May 29, 2008, and we disclaim any obligation to update such statements.

Agenda Welcome & Opening Remarks J. Mario Molina, MD, Chief Executive Officer Panel 1 Managing the ABD Population James Howatt, MD, Chief Medical Officer Update on Operations Terry Bayer, Chief Operating Officer Molina Medicare Update Richard Slaughter, VP - Molina Medicare Panel 1 Q&A Break Panel 2 Building Membership: Acquisition vs. Start-Up - A Financial Perspective Joseph White, Chief Accounting Officer Financial Discussion & Closing Remarks John Molina, Chief Financial Officer Panel 2 Q&A Lunch

Mission Statement Our mission is to promote health and provide health services to low-income families and individuals covered by government programs.

Business Snapshot '00 '01 '02 '03 '04 '05 '06 '07 Q1 '08 East 298 405 489 564 788 869 1021 1149 1185 Washington 289,000 California 303,000 New Mexico 78,000 Utah 55,000 Michigan 216,000 Ohio 140,000 Texas 28,000 Membership growth TANF ABD SCHIP MASNP East 0.87 0.08 0.05 0.002 Markets and members served - Q1 '08 TANF 87% ABD 8% SCHIP 5% Medicare <1% Our members Missouri 76,000 Nevada <1,000

Commitment to Quality ALL of Molina's eligible health plans ranked by US News & World Report & NCQA* All of our eligible health plans have earned an "Excellent" quality accreditation status from NCQA* * Excludes our recently acquired Missouri plan (Mercy CarePlus).

Strategic Goals We must use the most cost- effective alternatives Limit our overhead costs No contract should contribute more than 15% of revenue Keep a nickel from every dollar of revenue We are the stewards of the public's money '03 '04 '05 '06 '07 '08 Q1 East 0.066 0.059 0.071 0.084 0.082 0.078 Administrative Expense as % of total revenue (excluding Premium Tax)

2003 2007 CA 258 303 MI 36 216 UT 44 55 WA 177 289 MO 76 NM 78 OH 140 TX 28 Growth and Diversification of Membership 2Q03 1Q08 27% Members=1.2M Members= 515K 130% Growth Membership growth

Growth and Diversification of Revenue CA WA MI NM UT OH TX Medicare East 0.16 0.29 0.22 0.1 0.05 0.13 0.03 0.02 '03 '04 '05 '06 '07E East 0.066 0.059 0.072 0.086 0.079 Revenue breakout - Q1 '08 CA WA MI NM UT OH TX MO Medicare East 0.137 0.243 0.17 0.124 0.058 0.17 0.018 0.073 0.029 Revenue breakout- Q1 '07

California Budget Update May Revise Fiscal Year 2007-2008 Medical budget projected to be $36.6B - a 2% increase Provider fee reduction of 10% remains for July 1, 2008 Governor adds back $170M to the general fund for health plan rate increases to maintain "actuarially sound methodology" securing federal match Rate increase would "add back 5%" Source: Bear Stearns Release May 15, 2008 - Managed Care.

California Budget Update Molina California Molina's premium revenue projected to decrease by 6% California Medicaid accounts for about 13% of Molina's consolidated revenue Mitigation plan in place

Medicaid Historical Details 1967: 9M Beneficiaries $3.1B Spending 0 10M 20M 30M 40M 50M 60M 1965 1968 1971 1974 1977 1980 1983 1986 1989 1992 1995 1998 2001 2004 2007 $320B Lyndon Johnson (D) Richard Nixon (R) Gerald Ford (R) Jimmy Carter (D) Ronald Reagan (R) George H. Bush (R) William Clinton (D) $260B $200B $140B $80B $20B 1977: 22.8M Beneficiaries $17.5B Spending 1987: 23.1M Beneficiaries $50.3B Spending 1997: 34.9M Beneficiaries $158.5B Spending 2006: 60M Beneficiaries $313.1B Spending Medicaid Enacted (1965) Beneficiaries SSI Enacted (1972) Beneficiaries Spending Home & Community Based Services Waiver Enacted (1981) Medicaid Expansion to Women & Children (1984-1990) Section 1115 Expands Medicaid (1991-1993) SCHIP Enacted (1997) Economic Downturn / Temp Federal Fiscal Relief Provided (2003) George W. Bush (R) Spending Medicaid Beneficiaries & Spending 1965 to Present Source: CMS website

"No managed care CEO has been in place longer than Mario Molina" Management Team "John Molina is among the longest tenured CFOs in the managed care space." * * *Source: Nersessian G., Credit Suisse Equity Research. "The Molina Chronicles" -- Takeaways from Management Meetings, Feb. 29, 2008. Dr. J. Mario Molina, CEO John C. Molina, CFO Mark Andrews, CLO & Corp. Secretary Terry Bayer, COO Richard Slaughter, VP - Molina Medicare Joseph White, CAO Dr. James Howatt, CMO

Managing the ABD Population May 29th, 2008 James Howatt, MD, MBA Chief Medical Officer Molina Healthcare, Inc.

ABD - Overview Where are the members? What are their demographics? How will we succeed?

ABD - Overview Where are the members?

Business Snapshot - ABD TANF ABD MASNP East 0.92 0.08 0.002 Washington 3,000 California 12,000 New Mexico 7,000 Utah 7,000 Michigan 32,000 Ohio 15,000 Texas 16,000 LOB Revenue Markets and members served TANF & SCHIP 92% ABD 8% Medicare <1% Our members All Other ABD MASNP East 579.3 129 21.3 TANF & SCHIP 79% ABD 18% Medicare 3% NOTE: Nevada and Missouri do not currently have ABD members. * Excludes California, New Mexico and Utah ABD revenue. *

ABD - Overview What are their demographics?

Segmentation LTC Duals ABD TANF = patients in need of more complex care; for illustrative purposes only, not an actual percentage complexity of care number of potential enrollees Medicare Medicaid

ABD Population vs. TANF

TANF

- Medicaid population

ABD

- Aged, Blind or Disabled population

TANF		ABD
99%	Under 65	90%
56%	Female	53%
13.5	Average Age	39.8
78%	Percentage of Pediatric	19%

20

Age Demographics of the ABD Population

ABD Population and Chronic Conditions 28% of the ABD Population has Multiple Chronic Conditions

TOP 15 Inpatient Diagnosis - ABD Population

TOP 15 Outpatient Diagnosis - ABD Population

Medicaid ER Visits - TANF vs. ABD TANF ABD 2006 548 1129 2007 607 1095

ABD - Overview How will we succeed?

Specific Strategies for Success Utilization Management Pharmacy BH/PH Integration Telephony Disease Management/Care Coordination Research with Partners Advantage of Specialization

Utilization Management Admissions Concurrent Review Avoid Re-admissions Transportation Home Health DME Outpatient Services Complex Imaging Transition of Care Results

Pharmacy Focus on Adherence Post-discharge Assistance First-Fill Program Immediate Warning Systems Specialty Rx Management Results

Rx PMPM - Ohio, Michigan and Washington TANF ABD Consolidated Rx 22.22 183.46 ABD vs. TANF - Q1 2008

Behavioral/Physical Health Integration Recognition of opportunity Behavioral Health (BH) advisory committee Commitment to develop BH as a core competency within Molina Care Coordination focus Medical Home focus Pharmacy aspects

ABD - Telephony KIT program Nurse Advice Line Access to crisis management Alternatives to ER use Automated outreach Preventive service reminders Health Risk Assessment Medication reminders

Medical model Distinct endpoint Illness related Case Management Care Coordination Life enhancement model Ongoing over time Community based, person centered Case Management and Care Coordination

Healthcare disparities Education & literacy Improving outcomes Research with Partners Johns Hopkins (GIM - School of Public Health) Claremont Graduate University (New School of Community & Global Health) Public health implications Maternal health Improving outcomes

ABD - Summary Experience Skills Flexibility Patience Pharmacy Ancillaries AN ENDURING COMMITMENT TO AN INCREASINGLY IMPORTANT SEGMENT Molina Healthcare Knows ABD

Operations Update May 29th, 2008 Terry Bayer Chief Operating Officer Molina Healthcare, Inc.

Operations Update Overview Membership Growth Medical Management State Budget Impact Action Plan to Mitigate Membership Growth Increased Administrative Efficiency Membership Growth Contract Award OH CA NM

Ohio - A Long Term Commitment 2005 2006 2007 2008 - Entered ODJFS Readiness Review Phase - Opened office - CFC Provider Agreement effective for Clark, Montgomery, and Franklin counties - Submitted application for Regional CFC- RFA - CFC Provider Agreements effective for Central, West Central, SW, and SE CFC regions - Received Approval for ABD regional expansion - 76,000 members Central region CFC membership increase of 35,000 with competitor departure from the Ohio market 175,000 members Provider Agreement effective for ABD in all 4 Molina CFC regions, Central, West Central, SW and SE. 136,000 members Key: CFC = TANF (Temporary Assistance For Needy Families) ABD = Aged, Blind or Disabled

Ohio - Keys to Long Term Success Managing Medical Costs State Partnership Leveraging Growth

Ohio - Keys to Long Term Success Managing Medical Costs

Ohio - Managing Medical Costs Emergency Room Diversion Inpatient Utilization Pharmacy Management

Inpatient Utilization MHI (Con) Ohio TANF Admits 44 48 ABD Admits 230 334 3/31/2008 YTD Admits per 1,000 members / Yr (w/o OB and SNF)

Ohio - ABD Admits per 1,000 mbrs / Yr '07 Aug '07 Sep '07 Oct '07 Nov '07 Dec '08 Jan '08 Feb '08 Mar Admits / 1,000 414 381 355 341 342 321 348 313

'07 Oct '07 Nov '07 Dec '08 Jan '08 Feb '08 Mar Rx PMPM 331 301 284 301 292 295 Ohio - Rx ABD PMPM

Ohio - ABD ER MI OH ABD ER Visits per 1,000 mbrs / Yr. 1000 1250 Dates 11/06 - 10/07 ABD Emergency Room Visits per 1,000 members / Yr. Ohio ABD ER visits are 25% higher than Michigan

Ohio - Keys to Long Term Success State Partnership Appropriate Rates Program Design & Tools Commitment to Medicaid

Ohio - Keys to Long Term Success Leveraging Growth Administrative Efficiency Economies of Scale

Lovelace Molina Pres. East 0.95 0.01 0.04 Molina Healthcare of California '02 '03 '04 '05 '06 '07 1Q '08 East 253000 254000 253000 321000 300000 296000 303000 Membership history State Budget Impact Action Plan to Mitigate Membership: Sacramento San Diego Los Angeles TANF 95% ABD 4% Medicare < 1%

Estimated Capitation* July 1, 2008 (Assumed $94.00) Current Capitation* (Assumed $100) *Based upon analysis of San Bernardino/Riverside County Capitation. (c) 2008 Molina Healthcare, Inc. CMAC contracted rates will not be cut Full 10% reduction applies Why is the 10% Reduction Really only 6%? Physicians Outpatient Ancillaries $44.50 Premium Tax $5.50 Inpatient Rx FQHC $38.00 Admin/Risk/ Contingency $12.00 (10%) (2.5%) $40.00 Premium Tax $4.95 $37.05 Admin/Risk/ Contingency $12.00 (6%)

California - Mitigating Revenue Impact Revenue Impact (6% for 7/1-12/31/08) Provider Fee Reductions 10% Cut - FFS Providers 2.5% Cut - Capitated Provider Enhanced Medical Management Administrative Cost Reduction Net Impact EPS Impact (per Guidance) ($11.0M) $2.5M $1.0M $1.0M $2.0M ($4.5M) ($0.10)

Molina Healthcare of New Mexico '04 '05 '06 '07 1Q '08 East 65000 60000 65000 73000 78000 Membership history Lovelace Molina Pres. East 0.27 0.23 0.5 Presbyterian 50% Lovelace 27% Molina 23% Market Share - Salud members Santa Fe Albuquerque Las Cruces Contract Renewal Term - 4 Years Effective July 1, 2008

Growth Enables Administrative Efficiency Sources of Growth Organic Growth Missouri Acquisition 11/07 Ohio Central Region Competitor exit 4/08 Steady Medicare Growth

Membership Growth 2002 2003 2004 2005 2006 2007 1Q 2008 Molina 489 564 788 893 1077 1149 1185 Membership Growth

Q3 '07 Q4 '07 Q1 '08 Admin % of Revenue 0.117 0.118 0.106 Total Admin as a % of Revenue

Molina Medicare Update May 29th, 2008 Richard Slaughter VP - Molina Medicare Molina Healthcare, Inc.

Molina Medicare Consistent with MHI's strategic goal of diversification Consistent with MHI's mission of providing high quality health services to individuals who are lower income Strong contributor to MHI's goal of $4B in annual revenues by 2010

Medicare Products

MASNP

- Full Dual eligibles

MOLINA MEDICARE OPTIONS PLUS

MAPD

- Low income (annual income less than $25,000) Medicare beneficiaries

New 2008

MOLINA MEDICARE OPTIONS

Duals		General Medicare
37%	Under 65	17%
62%	Female	55%
33%	Live Alone	28%
59%	Income Below Poverty	9%

57

MOLINA HEALTHCARE

Segmentation LTC Duals ABD TANF = patients in need of more complex care; for illustrative purposes only, not an actual percentage complexity of care number of potential enrollees Medicare Medicaid

2008 Medicare Markets Washington: King, Pierce, Snohomish, Spokane California: Los Angeles, Riverside, San Bernardino, San Diego Utah: Davis, Iron, Salt Lake, Utah, Washington, Weber Michigan: Genesse, Kent, Macomb, Oakland, Wayne Texas: Bexar, Galveston, Harris Nevada: Clark, Washoe Option + Options East 0.92 0.08 92% Options Plus 8% Options 739,700 Dual eligibles in Molina service areas 1 1. Total market size based on Company estimates. New Mexico: Bernalillo, Dona Ana, McKinley, Otero, San Juan, Valencia 30 Counties in 7 States

Medicare - Experienced Leadership Team Richard Slaughter Vice President 14 years Matthew Woodruff COO 12 years Rolando Chavez CFO 14 years Gary Call, M.D. CMO 10 years Tracy Tellefson CSMO 18 years Carmen Alexander Director Compliance 6 years

Experiencing Steady Growth Medicare Enrollment Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 East 1542 1780 2172 2388 2637 3251 4115 5092 6445

Revenue Accuracy Capture all revenue we are due Risk Adjusted End Stage Renal Disease Working Aged Institutionalized Key Challenges

SNP Moratorium Be the most Special SNP Behavioral Health MTMP House Call Program Key Challenges Revenue Accuracy Capture all revenue we are due Risk Adjusted End Stage Renal Disease Working Aged Institutionalized

Increasing Regulatory Oversight Be more efficient & compliant than our competitors Key Challenges SNP Moratorium Be the most Special SNP Behavioral Health MTMP House Call Program Revenue Accuracy Capture all revenue we are due Risk Adjusted End Stage Renal Disease Working Aged Institutionalized

Coordination between Medicaid & Medicare Leveraging existing relationships with State regulators and legislators Key Challenges Increasing Regulatory Oversight Be more efficient & compliant than our competitors SNP Moratorium Be the most Special SNP Behavioral Health MTMP House Call Program Revenue Accuracy Capture all revenue we are due Risk Adjusted End Stage Renal Disease Working Aged Institutionalized

Market Views

Q&A - Panel 1

Break

Building Membership Acquisition vs. Start-up: A Financial Perspective May 29th, 2008 Joseph White Chief Accounting Officer Molina Healthcare, Inc.

An HMO has four key financial assets: Regulatory Capital Member Contract Provider Network Administrative Capacity We can either buy these assets or we can build them.

How do we pay for an HMO? Administrative Capacity ACQUISITION START-UP Regulatory Capital Provider Network Member Contract Buy Buy Buy Buy Contribute Build Build Build

FINANCIAL STATEMENT IMPACT How do we pay for an Acquisition? Administrative Capacity ACQUISITION Regulatory Capital Provider Network Buy Buy Buy Buy Balance Sheet Investment Amortized Right Sized Amortized Member Contract

FINANCIAL STATEMENT IMPACT How do we pay for a Start-Up? Administrative Capacity START-UP Regulatory Capital Provider Network Contribute Build Balance Sheet Investment Reduced Revenue Higher Admin Cost Higher Medical Cost Build Build Member Contract

3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 MCR 0.836 0.884 0.887 0.939 0.925 0.903 0.857 0.807 0.862 0.86 0.861 0.863 0.786 0.81 0.811 Membership 65 65 61 60 62 60 59 59 62 65 65 66 69 73 78 Expansion Net Income= $22.8M Stabilization Income=$1.4M Integration Income ($3.2M)* Acquisition Challenges New Mexico: Integration, Stabilization & Expansion *Note: Income excludes gain from sale of commercial business.

2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 MCR 0.894 0.904 0.976 0.886 0.924 0.911 0.888 0.903 0.903 Members 0.2 27 30 33 76 127 138 138 136 140 Stabilization of Membership Income=$0.6M Membership Growth Income=($9.8M) Pre-Op Income=($1.0M)* Note: *Pre-operating loss at health plan only - does not include start-up costs at parent company. Start-Up Challenges Ohio: Growing enrollment while stabilizing medical costs

What do the financial statements look like? All of the costs that run through the income statement for a start-up: Membership growth; Provider network development; and Administrative ramp-up. . . . . . end up on the balance sheet for an acquisition!

So why do a start-up? Because it costs less!

Investment Comparison: New Mexico & Ohio Net Acquisition Costs(1) $55.3M Loss through Stabilization Period $1.7M Required Capital $43.2M Pre-Op Costs(3) $1.0M Loss during Membership Growth $9.8M Total Investment - $57.0M Cost per Member(2) = $877 ACQUISITION - NM Total Investment - $54.0M START-UP - OH Cost per Member(2) = $392 (1) Excludes $5.8M of debt held by target. (2) Represents total investment as a multiple of membership. The New Mexico acquisition resulted in 65,000 members. 138,000 were members enrolled in Ohio by end of the "growth phase" (June 30, 2007) . (3) Pre-operating costs do not include start-up costs at the parent company.

The Trade Off Administrative Capacity Provider Network Member Contract An HMO Needs BUY BUILD Initial operating profits are small Less expensive Takes time More expensive Almost immediate operating profits Faster

Who Cares About the Accounting? Start-ups and acquisitions have different accounting footprints Business needs drive the decision - we are indifferent to the accounting Start-ups have a lower Acquisitions cost more operating profit

The Decision Regulatory barriers to entry Number and strength of competitors Provider environment Length of state contracts Acquisition management talent Individual market dynamics determine whether we start-up or acquire:

Financial Discussion & Closing Remarks May 29th, 2008 John C. Molina Chief Financial Officer Molina Healthcare, Inc.

Cautionary Statement Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This "Financial Overview" presentation contains numerous "forward-looking statements," including statements that refer to our 2008 earnings guidance and financial projections. All of our forward-looking statements are subject to numerous risks, uncertainties, and other factors that could cause our actual results to differ materially. Investors should refer to Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2007, and to Part II, Item 1A of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, for a discussion of certain risk factors which could materially affect our business, financial condition, or future results. These reports have been filed with the Securities and Exchange Commission and are available for viewing on its website at www.sec.gov. Given these risks and uncertainties, we can give no assurances that any projected financial results or events contemplated by our forward-looking statements will in fact occur, and we caution investors not to place undue reliance on these statements. Unless otherwise indicated, all forward-looking statements represent our judgment as of May 29, 2008, and we disclaim any obligation to update such statements.

Reasons to Invest Strong Financials Consistent Results Transparent Disclosure Financial Strength

Reasons to Invest Consistent Results Transparent Disclosure Financial Strength

Time Line Molina Exceeds Expectations Source: Lehman Brothers - Health Care - Managed Care report March 28, 2008 * First Call reporting as of May 20, 2008. Company Reported Earnings vs First Call Consensus Estimates 1Q 05 2Q 05 3Q 05 4Q 05 1Q 06 2Q 06 3Q 06 4Q 06 1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 Met or Beat Beat Miss Beat Beat Beat Beat Beat Met Beat Beat Beat Beat Beat 12 Met Miss Miss Beat Beat Beat Beat Beat Beat Beat Beat Beat Beat 11 Beat Met Met Met Met Miss Beat Beat Beat Met Beat Miss Beat 11 *

Molina Balances Growth 2002 2003 2004 2005 2006 2007 Q1 2008 Base 489 519 519 519 519 519 519 Acquisitions (Cumulative) 45 250 337 427 470.4 470.4 Organic Growth 19 37 131 159.6 195.6 Membership Growth: Organic & Acquisitions Post - 2003 Note: Molina has acquired the following members: In 2004, we acquired Health Care Horizons in New Mexico consisting of 66,000 members. In 2004, we also transitioned 73,000 members from the Wellness Plan of Michigan and 56,000 members from Premera Blue Cross of Washington. In 2005, we transitioned 85,000 members in San Diego, CA from Sharp Health Plan and Universal Care, Inc. In 2006, we acquired the CAPE Health Plan consisting of 90,000 members and in 2007, we acquired Mercy CarePlus consisting of 68,000 members.

Reasons to Invest Transparent Disclosure

$3.0B $21.2M 84.9% 10.8% 8.0% $33.3M $9.5M $99.0M to $113.1M 40.6% $58.8M to $67.2M $2.10 to $2.40 28.0M 1.2M Premium Revenue Investment Income Medical Care Ratio G&A Ratio Core G&A D&A Interest Expense Pre Tax Income Effective Tax Rate Net Income Diluted EPS Diluted Shares Outstanding Members 2008 Guidance - Revised versus Initial 2008 Revised 2008 Initial Increase/ (Decrease) $2.9B $29.0M 84.3% 11.4% 8.5% $34.0M $9.5M $105.0M to $114.4M 38.3% $64.8M to $70.6M $2.25 to $2.45 28.8M 1.2M $0.1B ($7.8M) 0.6% (0.6%) (0.5%) ($0.7M) $0.0M ($3.7M) 2.3% ($4.7M) ($0.10) (0.8M) 0.0M * Represents mid-point of guidance. * * *

Original 2008 Guidance Expected Change: California Impact Ohio Impact Net Interest Income Income Taxes Share Buy Back Health Plans (excl. CA & OH) D&A Parent Admin Revised 2008 Guidance Revised 2008 Guidance - EPS Build Up Original 2008 Guidance Expected Change: California Impact Ohio Impact Net Interest Income Income Taxes Share Buy Back Other Revised 2008 Guidance $2.35 ($0.10) $0.10 ($0.16) ($0.08) $0.03 $0.11 $2.25 INVESTOR DAY EARNINGS RELEASE April 29, 2008 May 29, 2008 * Represents mid-point of guidance. * * $2.35 ($0.10) $0.10 ($0.16) ($0.08) $0.03 ($0.10) $0.02 $0.19 $2.25

Additional Central Region Members Months PMPM Revenue Premium Revenue Less Medical Costs Medical Margin Less Premium Tax Additional Admin Incremental Income Before Taxes Income Taxes Incremental Income After Taxes Incremental Diluted EPS Revised 2008 Guidance - Ohio 315K $210 $66.2M $57.2M $9.0M $3.0M $1.3M $4.7M $1.9M $2.8M $0.10 Incremental Benefit of Ohio CFC Membership Added April 1, 2008 Members MCR Premium Tax Rate Incremental Admin Costs: PMPM % of premium revenue Effective Tax Diluted Shares Outstanding Before Share Repurchase Nine Months 35K 86.5% 4.5% $4.25 2.0% 40.6% 28.7M

Revised 2008 Guidance - Michigan Taxes New tax methodology became effective on January 1, 2008 Potential adverse impact ($0.08) already reflected in 2008 EPS guidance issued on April 29, 2008 Currently under review as several tax bills regarding the Michigan business tax are pending in the state legislature All of the Medicaid health plans have agreed to amending the language and are lobbying to insert it into a pending piece of legislation regarding the Michigan business tax Will know more in 3Q/4Q Income tax rate changes in the State of Michigan increased the Company's consolidated tax rate

Reasons to Invest Financial Strength

NOTE regarding Non-GAAP Financial Presentation: The non-GAAP financial information above presents diluted earnings per share which excludes: (i) depreciation and amortization for each of Molina, Amerigroup, and Centene, and (ii) certain non-recurring charges for Molina and Centene (referred to above as "Cash EPS"). For Molina, the excluded non-recurring charge is an impairment charge related to the 2007 second quarter write off of purchased software that is no longer used in operations. For Centene, the excluded non-recurring charges are its second quarter 2007 contribution to its charitable foundation from proceeds of its sale of a subsidiary, and fourth quarter 2007 charges for fixed asset impairment and severance for an organizational re-alignment as reported in its fourth quarter 2007 earnings announcement dated February 8, 2008. We are providing this non-GAAP financial information solely to allow readers to compare our financial performance against that of our competitors. This information is not regularly used by us in the management of our business, and it is not intended to be considered in isolation or used as a substitute for the financial information we prepare and present in accordance with GAAP. Medicaid Pure-play Comparison Financial Strength - Cash EPS

Financial Strength - Cash EPS NOTE: The above table reconciles the computation of diluted earnings per share for the quarter and year ended December 31, 2007 on a non- GAAP basis to a GAAP basis. The 2007 non-GAAP basis excludes depreciation and amortization and certain nonrecurring charges as described in the previous slide. Reconciliation of GAAP to Non-GAAP

Financial Strength - Reported EPS FY05 FY06 FY07 Molina 0.98 1.62 2.05 Amerigroup 1.02 2.02 2.16 Centene 0.84 0.47 0.92

Financial Strength - Cash EPS FY05 FY06 FY07 Molina 1.33 2.09 2.67 Amerigroup 1.33 2.32 2.51 Centene 0.92 0.72 1.44

Financial Strength - Reported and Cash EPS FY05 FY06 FY07 Molina 1.33 2.09 2.67 Amerigroup 1.33 2.32 2.51 Centene 0.92 0.72 1.44 Molina 0.98 1.62 2.05 Amerigroup 1.02 2.02 2.16 Centene 0.84 0.47 0.92 Molina earnings on a cash basis exceed peer group Solid line represent Cash EPS and broken line represents reported EPS

4Q 06 1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 DCP 57 54 54 54 52 50 IBNR Liability 264 246 262 260 263 261 Billed Charges in Claims Inventory 285 263 260 232 212 217 Claims Inventory 261 271 255 179 161 185 Total Medical Liability 290 280 303 309 312 312 Financial Strength - Claims Reserves Claims Inventory IBNR Liability DCP Billed Charges Medical Liability

4Q 06 1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 DCP 57 54 54 54 52 50 IBNR Liability 264 246 262 260 263 261 Billed Charges in Claims Inventory 285 263 260 232 212 217 Claims Inventory 261 271 255 179 161 185 Total Medical Liability 290 280 303 309 312 312 Financial Strength - Claims Reserves DCP (2.6%) Decline Billed Charges (5.3%) Decline Days Claims Payable (DCP) versus Billed Charges in Claims Inventory

Q&A - Panel 2

Molina Healthcare, Inc. Thank you for joining us